UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 21, 2005

State Financial Services Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-018166	39-1489983
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

815 North Water Street, Milwaukee, Wisconsin 53202-3526
(Address of principal executive offices, including zip code)

(414) 425-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by State Financial Services Corporation on March 22, 2005 solely to correct formatting errors in Exhibit 2.1 filed therewith.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Agreement and Plan of Merger, dated March 21, 2005, between State Financial Services Corporation and Associated Banc-Corp.

(4.1)	Second Amendment to Rights Agreement, dated as of March 21, 2005, between State Financial Services Corporation and American Stock Transfer & Trust Company, as Rights Agent.

(10.1)	Form of Voting Agreement.

(10.2)	Executive Service and Settlement Agreement, dated as of March 21, 2005, among Michael J. Falbo, State Financial Services Corporation, State Financial Bank, National Association, Associated Banc-Corp and Associated Bank, National Association.

(10.3)	Executive Service and Settlement Agreement, dated as of March 21, 2005, among Robert. J. Cera, State Financial Services Corporation, State Financial Bank, National Association, Associated Banc-Corp and Associated Bank, National Association.

(10.4)	Executive Service and Settlement Agreement, dated as of March 21, 2005, among Daniel L. Westrope, State Financial Services Corporation, State Financial Bank, National Association, Associated Banc-Corp and Associated Bank, National Association.

(99.1)	Joint Press Release of State Financial Services Corporation and Associated Banc-Corp, dated March 21, 2005.

(99.2)	Letter, dated March 21, 2005, from Michael J. Falbo, Chairman and Chief Executive Officer of State Financial Services Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE FINANCIAL SERVICES CORPORATION
Date: March 24, 2005	By: /s/ Daniel L. Westrope
Daniel L. Westrope
Executive Vice President and Chief Financial Officer

STATE FINANCIAL SERVICES CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)	Agreement and Plan of Merger, dated March 21, 2005, between State Financial Services Corporation and Associated Banc-Corp.

(4.1)	Second Amendment to Rights Agreement, dated as of March 21, 2005, between State Financial Services Corporation and American Stock Transfer & Trust Company, as Rights Agent. [Incorporated by reference to Exhibit 4.3 of the Registration Statement on Form 8-A/A filed by State Financial Services Corporation on March 22, 2005]

(10.1)	Form of Voting Agreement.*

(10.2)	Executive Service and Settlement Agreement, dated as of March 21, 2005, among Michael J. Falbo, State Financial Services Corporation, State Financial Bank, National Association, Associated Banc-Corp and Associated Bank, National Association.*

(10.3)	Executive Service and Settlement Agreement, dated as of March 21, 2005, among Robert. J. Cera, State Financial Services Corporation, State Financial Bank, National Association, Associated Banc-Corp and Associated Bank, National Association.*

(10.4)	Executive Service and Settlement Agreement, dated as of March 21, 2005, among Daniel L. Westrope, State Financial Services Corporation, State Financial Bank, National Association, Associated Banc-Corp and Associated Bank, National Association.*

(99.1)	Joint Press Release of State Financial Services Corporation and Associated Banc-Corp, dated March 21, 2005.*

(99.2)	Letter, dated March 21, 2005, from Michael J. Falbo, Chairman and Chief Executive Officer of State Financial Services Corporation.*

* Previously filed.